UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock per value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 17, 2023, the Board of Directors of Hertz Global Holdings, Inc. (the “Company”) elected Stephen Scherr to replace Greg O’Hara as Chairperson of the Board in addition to Mr. Scherr’s role as Chief Executive Officer for the Company. Effective the same date, Mr. O’Hara resigned as a director and as Chairperson of the Board. Mr. O’Hara’s resignation did not result from any disagreement with the Company.

In addition, effective January 17, 2023, the Board increased the number of directors on the Board from 9 to 10 and elected Fran Bermanzohn and Jeffrey Nedelman to serve as directors of the Company. Ms. Bermanzohn is expected to join the Board’s Audit Committee effective February 15, 2023.

Upon joining the Board, Ms. Bermanzohn will be entitled to receive compensation under the Company’s Directors Compensation Policy as set forth in Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2022 and described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 8, 2022. Pursuant to the Directors Compensation Policy as a director associated with Certares, Mr. Nedelman will receive $1 annually for serving as a member of the Board.

Ms. Bermanzohn and Mr. Nedelman have each entered into an Indemnification Agreement with the Company in the same form as its other directors have entered, which is filed with the SEC as Exhibit 10.10 to its Current Report on Form 8-K filed on July 7, 2021.

There are no arrangements or understandings between Ms. Bermanzohn or Mr. Nedelman and any other person pursuant to which either she or he was elected as a director, and neither has entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On January 18, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Hertz Global Holdings, Inc. dated January 18, 2023.
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: January 18, 2023	By:	/s/ Colleen Batcheler_____________________________
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Secretary